                                                                   EXHIBIT 10(s)

                                 AMENDMENT NO. 3
                                       TO
             BRUSH WELLMAN INC. SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (December 1, 1992 Restatement)


         Brush Wellman Inc., an Ohio corporation, hereby adopts this Amendment No. 3 to the Brush Wellman Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (the "Plan").

I.

         Sections 4.1 and 4.2 of the Plan are amended by adding to such sections immediately following the phrase "did not exist" in each place such phrase appears therein the following: "and the Brush Wellman Inc. Key Employee Share Option Plan did not exist".

II.

         Section 6.2 of the Plan is amended by adding at the end thereof the following: Notwithstanding the foregoing provisions of this Section 6.2: No compensation reduction elections or credits to any Supplemental Savings Plan Account pursuant to the first paragraph of this Section 6.2 shall occur with respect to any Limitation Measuring Period beginning after December 31, 1998.

III.

         Article VI of the Plan is amended by adding at the end thereof the following:

Section 6.6 -- Special Election

         Notwithstanding any other provision of the Plan to the contrary, except
Section 9.5 (as contemplated in this Section 6.6), each of Carl Cramer, Brian Derry, Stephen Freeman, Hugh Hanes, Craig Harlan, Gordon Harnett, Alphonso Lubrano, John Paschall, Andrew Sandor, and Daniel Skoch, may elect to forego all rights and benefits under the Plan with respect to his Supplemental Savings Plan Account in consideration of an award of "Options", as defined in the Brush Wellman Inc. Key Employee Share Option Plan (the "KESOP"), in accordance with the following and such rules and procedures as may be established by the Committee consistent with the following:

(i) Such election may be made only by delivery during a period occurring in 1998, which period shall begin and shall end prior to the effective date of the election, by the Participant to the Company of a written election on a form prescribed therefor by the Committee, which form shall be substantially in the form of Exhibit I attached hereto and made a part hereof;

(ii) In the case of a Participant who makes the election provided for under this
Section 6.6, neither the Participant, the Participant's Beneficiary, nor any other person claiming through or under the Participant shall thereafter have any rights under or with respect to Article VI of the Plan and all provisions of the Plan shall be construed, interpreted, and applied accordingly;

(iii) In the case of a Participant who makes the election provided for under this Section 6.6 and who would have credits to his Supplemental Savings Plan Account occur under Section 6.2 after the effective date of such election without regard to this Section 6.6, such credits shall not occur but such Participant's Excess Credited Compensation shall be reduced without regard to the election under this Section 6.6;

(iv) The provisions of this Section 6.6 shall not result in any right of a Participant to receive Excess Credited Compensation that such Participant has elected to reduce;

(v) The terms and conditions of Options awarded under the KESOP in respect of any election under this Section 6.6 shall be determined under the KESOP;

(vi) Such election shall include a consent to Amendment No. 3 to the Plan in accordance with Section 9.5 of the Plan and a consent under the Trust Agreement for Brush Wellman Inc. Supplemental Retirement Benefit Plan dated January 8, 1993 (the "Trust Agreement"), to Amendment No. 1 to the Trust Agreement, which Amendment No. 1 to the Trust Agreement provides for return to the Company of any assets of the Participant's separate account(s) under the Trust Agreement;

(vii) Such election shall be irrevocable after delivery thereof to the Company, and such election shall (except as otherwise provided in clause (viii) below) become effective upon delivery thereof to the Company; and

(viii) Notwithstanding the foregoing provisions of this Section 6.6, if the employment with the Controlled Group of any Participant described in this
Section 6.6 shall terminate prior to the effective date of his election made pursuant to this Section 6.6 the provision of this Section 6.6 shall not apply with respect to such Participant and any election of such Participant made pursuant to this Section 6.6 shall be void ab initio.

IV.

         Sections 4.1 and 4.2 of Schedule I of the Plan are amended by adding to such sections immediately following the phrase "did not exist" in each place such phrase appears therein the following: "and the Brush Wellman Inc. Key Employee Share Option Plan did not exist".

V.

         The changes to the Plan made by Section I of this Amendment No. 3 shall be effective beginning May 5, 1998. The changes to the Plan made by Section II of this Amendment No. 3 shall be effective for Limitation Measuring Periods beginning after December 31, 1998. The changes to the Plan made by Section III of this Amendment No. 3 shall be effective beginning May 5, 1998. The changes to the Plan made by Section IV of this Amendment No. 3 shall be effective beginning May 5, 1998.

         Executed at Cleveland, Ohio this _____ day of ______________, 1998.

                                         BRUSH WELLMAN INC.

                                         By:___________________________________

                                            Title:

Exhibit I

ELECTION AND CONSENT FORM REGARDING BRUSH WELLMAN INC.
KEY EMPLOYEE SHARE OPTION PLAN, SUPPLEMENTAL RETIREMENT BENEFIT PLAN, AND TRUST AGREEMENT FOR SUPPLEMENTAL RETIREMENT BENEFIT PLAN
ELECTION AND CONSENTS

I hereby irrevocably elect, in accordance with Section 6.6 of the Brush Wellman Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement), as amended (the "Supplemental Plan") to forego all rights that I have or otherwise would have under Article VI of the Supplemental Plan with respect to my "Supplemental Savings Plan Account" (as defined in the Supplemental Plan) in consideration of the award of Option(s) under the Brush Wellman Inc. Key Employee Share Option Plan (the "KESOP") as described in Section III of this form below.

I hereby irrevocably consent to Amendment No. 3 to the Supplemental Plan, which amendment provides for the extinguishment of my Supplemental Savings Plan Account in connection with this election.

I hereby irrevocably consent to Amendment No. 1 to the Trust Agreement for Brush Wellman Inc. Supplemental Retirement Benefit Plan, which amendment provides for return to Brush Wellman Inc. of any assets of my separate account(s) under said Trust Agreement, attributable to contributions made prior to July 3, 1998.
KESOP INVESTMENT SELECTION (in whole percentages)

I hereby irrevocably elect the following Designated Property for the KESOP Options I am to receive under this election:

[Fund 1]                                             __________%
[Fund 2]                                             __________%
[Fund 3]                                             __________%

III.     ACKNOWLEDGMENTS BY PARTICIPANT

I understand that the amount of KESOP Options I will receive under this election in regard to my Supplemental Savings Plan Account as of _________, 1998 will be determined as follows: My Supplemental Savings Plan Account balance as of __________, 1998 (including credits thereto in respect of compensation reductions for the pay period ending on __________, 1998) has been projected to be $________. Such projected amount, and not the actual amount of the account balance, will be used to determine the KESOP Option(s) that I will receive. The Grant Date for the Option(s) will be __________, 1998. The Exercise Price for the Option(s) will be 25% of the Fair Market Value on the Grant Date of the Designated Property purchasable under the Option(s). The formula that will be used to determine the number of shares of Designated Property purchasable under the Option(s) is: $_______/.75=the Fair Market Value on the Grant Date of the total number of shares of Designated Property purchasable under the Option(s). The Options will be written in such increments as the Committee shall determine. I understand that I will receive an Option Agreement covering each such Option substantially in the form attached hereto as soon as practicable after the Grant Date.

I understand that the amount of KESOP Options I will receive under this election in regard to compensation reductions for the period __________, 1998 through December 25, 1998 that I previously elected under the Supplemental Plan will be determined as follows: The total of such compensation reductions that occur plus an amount equal to the "matching credits" that would have been credited to my Supplemental Savings Plan Account under the Supplemental Plan in respect of those compensation reductions in the absence of this election ("Matching Credits") will be used to determine the KESOP Option(s) I will receive. There will be two Grant Dates for the Option(s): ___________, 1998, which will be for compensation reductions and Matching Credits for the period ____________, 1998 through ____________, 1998; and ____________, 1998, which will be for compensation reductions and Matching Credits for the period _____________, 1998 through December 25, 1998. The Exercise Price for the Option(s) will be 25% of the Fair Market Value on the Grant Date of the Designated Property purchasable under the Option(s). The formula that will be used to determine the number of shares purchasable under the Option(s) is: the aggregate dollar amount of compensation reductions plus Matching Credits for the applicable period/(.75)=the Fair Market Value on the Grant Date of the total number of shares of Designated Property purchasable under the Option(s). The Options will be written in such increments as the Committee shall determine. I understand that I will receive an Option Agreement covering each such Option substantially in the form attached hereto as soon as practicable after the Grant Date(s).

I acknowledge that for this election to be effective, it must be properly completed and delivered to Brush Wellman Inc. at 17876 St. Clair Avenue, Cleveland, Ohio 44110-2697 to the attention of _______________________ prior to 5:00 p.m. Eastern standard time on ___________, 1998.

I acknowledge that this election is irrevocable and that after delivery of this election to Brush Wellman Inc. I will not have any rights or benefits under the Supplemental Plan with respect to my Supplemental Savings Plan Account, except that if my employment with Brush Wellman Inc., and/or its affiliates, if applicable, terminates prior to ____________, 1998, this election will be void.

I acknowledge that I have received from Brush Wellman Inc. the following: (1) a copy of Amendment No. 3 to the Supplemental Plan; (2) a copy of Amendment No. 1 to the Trust Agreement for Brush Wellman Inc. Supplemental Retirement Benefit Plan; (3) a copy of the Brush Wellman Inc. Key Employee Share Option Plan; (4) a copy of the Trust Agreement for Brush Wellman Inc. Key Employee Share Option Plan; and (5) a copy of the Prospectus dated _____________, 1998 for the Brush Wellman Inc. Key Employee Share Option Plan.

I acknowledge that capitalized terms used in this election form that are not defined in this election form have the meanings given them in the Brush Wellman Inc. Key Employee Share Option Plan.

I acknowledge that in making this election I am not relying upon any advice provided by Brush Wellman Inc., the Committee under the Supplemental Plan, the Committee under the KESOP, or their affiliates, and that I am not relying upon any representation or information provided by Brush Wellman Inc., the Committee under the Supplemental Plan, the Committee under the KESOP, or their affiliates, except the documentation the receipt of which I have acknowledged above and the information contained in the first two paragraphs of this Section III of this election form.


[Name of Participant]

Date:    , 1998
Receipt acknowledged by
Brush Wellman Inc.:

By

         Title:

         Date:                      , 1998

BRUSH WELLMAN INC.
KEY EMPLOYEE SHARE OPTION PLAN

Option Agreement

         1. Pursuant to the Brush Wellman Inc. Key Employee Share Option Plan, as amended from time to time (the "Plan"), the terms of which are incorporated by reference into this Agreement, an Option is hereby granted to the Participant to purchase from Brush Wellman Inc. (the "Corporation") the Designated Property identified below at the Exercise Price set forth below:

         Name of Participant:       [PARTICIPANT NAME]

         KESOP Option Number:       [ADMINISTRATIVE IDENTIFYING NO.]

         Designated Property:       [NAME OF MUTUAL FUND]

         Number of Shares of
         Designated Property:       [NUMBER OF SHARES]

         Exercise Price:   $______  [25% of FMV AT GRANT DATE]

         Grant Date:       [GRANT DATE]

         2. The rights of the Participant or any other person entitled to exercise the Option are governed by the terms and provisions of the Plan. All initial capitalized terms used herein and not otherwise defined herein have the meaning set forth in the Plan.

         3. The Option may be exercised only by the Participant, the Participant's Beneficiary, or the Participant's permitted assignee pursuant to the Plan. The Option cannot otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process, and any such attempted action is void.

         4. Written notice of an election to exercise the Option, enclosing this Agreement, shall be (a) delivered to the Committee at the following address, or
(b) mailed (by certified mail, postage prepaid) to the Committee at the following address:

[CONTACT PERSON]
[ADDRESS]

         5. Payment of the Exercise Price shall be made by certified check (or other form of payment acceptable to the Corporation) concurrent with notification to the Committee of exercise of the Option, and the Participant must satisfy all federal, state, local, foreign, and other withholding tax requirements in any manner permitted under the Plan.

         6. Except as otherwise provided in the Plan, the Option may be exercised at any time during the period beginning on the 184th day after the Grant Date and ending on the earliest of: (a) the third anniversary of the date of the Participant's Termination of Employment, (b) the first anniversary of the date of the Participant's death, or (c) the fifteenth anniversary of the Grant Date. To the extent, however, that exercise of the Option would or may result in compensation that would not be deductible to the Corporation because of the limitations of Internal Revenue Code Section 162(m) and as hereafter amended or otherwise modified, as determined by the Committee, exercise of the Option shall be limited in such manner as the Committee shall determine or shall be conditioned upon such agreement by the Participant as Committee shall determine.

         7. Neither the Participant, a Beneficiary, nor any permitted assignee shall be, or shall have any of the rights and privileges of, a stockholder with respect to any Designated Property purchasable or issuable upon the exercise of this Option, unless and until this Option is exercised and the purchase price for the Designated Property has been paid in full.

         8. The Option is conditioned upon the acceptance of this Agreement by the Participant as evidenced by the return of an executed copy to the Committee no later than ten days after the Grant Date.

         9. Except to the extent governed by federal law, the Option and this Agreement shall be construed and interpreted according to and governed in all respects by the laws of the State of Ohio without regard to the choice of law principles of such state.

BRUSH WELLMAN INC.


By:                                         Date:
   [NAME, TITLE]


I, the undersigned Participant, hereby acknowledges that I have received from Brush Wellman Inc. the following: (1) a copy of the Brush Wellman Inc. Key Employee Share Option Plan; (2) a copy of the Trust Agreement for Brush Wellman Inc. Key Employee Share Option Plan; and (3) a copy of the Prospectus dated _____________, 1998 for the Brush Wellman Inc. Key Employee Share Option Plan.

I, the undersigned Participant, hereby acknowledge that in accepting this Agreement I am not relying upon any advice or representation or information provided by Brush Wellman Inc., the Committee, or their affiliates, except as described in the KESOP Election Form to which this Agreement pertains.


                                            Date:
[PARTICIPANT NAME], Participant